COVID-19 Considerations	12 Months Ended
Mar. 31, 2021
Disclosure Of COVID-19 Considerations [Abstract]
COVID-19 Considerations	COVID-19 Considerations
On March 11, 2020, the World Health Organization recognized a novel strain of coronavirus (with the resulting illness referred to as COVID-19) as a pandemic.
Governments of many countries, regions, states and cities have taken preventative measures to try to contain the spread of the coronavirus. These measures have included imposing restrictions on international travel and closing borders to all non-essential travel, business closures and social distancing. Additionally, many businesses have voluntarily chosen or been mandated to temporarily close their operations and limit business-related travel, and individuals have decided to postpone or cancel leisure travel on an unprecedented scale. Collectively, these measures have severely curtailed international travel and diminished the level of economic activity around the world, including in the international travel and extra-regional shopping sectors.
Impact on Global Blue
The COVID-19 pandemic and the related preventative measures, as well as the associated curtailment of international travel and diminished economic activity, have negatively impacted Global Blue’s business and recent results of operations and financial condition. Since early March 2020, when government travel restrictions have been generally implemented, international travel and extra-regional shopping sectors have experienced a significant reduction in activity. Global Blue’s Sales-in-Stores (“SiS”) for the financial year ended March 31, 2021 decreased 89% relative to the prior year. Revenues for the same period and relative to the respective period in the prior year, were also down 89%.
As a result of various waves of COVID-19 outbreak cases across Europe, governments didn’t fully reopen the economy for travel, especially into the EU. Following the approvals of various COVID-19 vaccines and progressive roll-out of vaccination, it is expected that shops will reopen and international travel will resume gradually over time; management therefore anticipates that Global Blue’s performance may improve accordingly.
Global Blue has adopted a wide range of short-term measures to reduce its monthly cash expenditures while still maintaining core internal functions, serving clients who remain active and preserving the ability to ramp-up operations to capture volume rebound. These short-term measures included the following impacts to personnel and non-personnel costs:
Personnel costs:
Depending on the jurisdiction, Global Blue furloughed staff or has reduced working hours and, in parallel, has applied for employee salary support schemes introduced by certain governments. Such schemes allow companies to place employees on paid leave or on reduced working hours, with the difference to an employee’s ordinary salary being partially reimbursed by the respective government. In countries in which no such employee salary support schemes were available, Global Blue required personnel to take (partially paid or unpaid) leave or reduced its workforce. These personnel decisions varied based on function, country, and seniority. In addition, members of senior management agreed to temporary salary cuts.
Non-personnel costs:
Global Blue renegotiated contracts with business partners and reduced local-level third-party employment or advisory services. Global Blue also prohibited any but essential business-related travel, reduced promotional activities and postponed non-strategic new technology expenditures. In addition, where available, Global Blue adhered to any tax holidays provided by relevant governments, allowing Global Blue to postpone certain tax payments.
For the financial year ended March 31, 2021 as a result of these short-term measures and gradually some longer-term measures, Global Blue’s average monthly Fixed Adjusted Operating expenses (Operating expenses excluding exceptional items and depreciation and amortization) of EUR13.2 million for the prior year ended March 31 were reduced by 52.9% to EUR6.2 million.
Liquidity and Capital Resources
Liquidity describes the ability of a company to generate sufficient cash flows to meet cash requirements of its business operations, including working capital needs, capital expenditure, debt interest and service, acquisitions, other commitments, and contractual obligations. Historically our principal sources of liquidity include cash flow from operating activities, cash and cash equivalents on our statement of financial position and amounts available under our revolving credit facilities, bank overdraft facilities and the Supplemental Liquidity Facility. We consider liquidity in terms of the sufficiency of these resources to fund our operating, investing, and financing activities for a period of 12 months. The objective of our capital management is to have sufficient liquidity and to stay within financial and maintenance covenants in order to fulfil our obligations to our creditors.
Our cash flow from operating activities is generated primarily from revenue from VAT refunds. Revenue is generated when an international shopper is refunded, which at first triggers a cash outflow. The cash outflow mirrors a subsequent collection of VAT by Global Blue and payment of revenue share by Global Blue to merchants, which can take several weeks and months, respectively, until cash is received. As a result, we experience cash flow seasonality throughout the year, with a larger net working capital need (and corresponding cash outflow) during the summer months, when international shoppers travel more frequently.
In periods of travel disruptions, such as the ongoing COVID-19 pandemic, Global Blue’s cash generation during the first few months increases as a result of (i) a reduction in cash outflow for VAT refunds to international shoppers and (ii) cash inflow from short-dated VAT receivables from merchants and tax authorities for the full VAT associated with earlier refunded TFS transactions. Assuming a longer travel disruption, the cash balance is expected to gradually decrease as a result of (i) the lack of cash inflow from TFS processing fees due to the lack of new TFS transactions, (ii) cash outflows for monthly expenditures and to settle longer-dated merchant payables and (iii) monthly cash expenditures.
Once the COVID-19 pandemic subsides and international travel and global economic activity resumes, Global Blue might experience rapid volume growth (assuming a quick recovery to pre-pandemic levels), which would lead to a temporary surge of its net working capital and liquidity needs. We expect this would be funded through cash and cash equivalents on our statement of financial position and bank overdraft facilities. Historically, Global Blue has regularly drawn its revolving credit facilities, particularly over the summer (being the period with heightened leisure travel and its corresponding tax-free shopping demand) to finance net working capital needs. Such drawings have typically been repaid during the months following increased needs for working capital as Global Blue collects VAT receivables. Given the global and evolving nature of the pandemic and its impact on the international travel and extra-regional shopping sectors, and its impact on consumer spending through any economic recession, the level of our working capital needs for the financial year ending March 31, 2022 cannot be accurately quantified at this time.
The Company requires and will need significant cash resources to, among others, fund its working capital requirements, make capital expenditures, meet debt service requirements and interest payments under its indebtedness, fund general corporate uses, and, in certain cases, expand its business through acquisitions. Future capital requirements will depend on many factors, such as the pace at which government policies change (i.e., new TFS countries, reduction in minimum purchase amounts), spending on product roll-out, and changes in consumer demand linked to relative foreign exchange movements. The Company has made no firm commitments with respect to future investments. The Company could be required or could elect to seek additional funding through public or private equity or debt financings, however additional funds may not be available on terms acceptable to the Company, or at all.
As of March 31, 2021, the Company had cash and cash equivalents of EUR182.8 million, which were predominantly held in Euro, which includes a drawn EUR99.0 million revolving credit facility, which was drawn as a precautionary measure without specific use of the cash proceeds and which is held on the balance sheet. As of March 31, 2021, the Company had EUR720.9 million of interest-bearing loans and borrowings recorded on its statement of financial position, consisting of EUR621.7 million in long-term financing (borrowings of EUR630.0 million less EUR8.3 million of capitalized financing fees), EUR99.0 million drawn on the revolving credit facility and EUR0.1 million in other bank overdraft facilities. Global Blue has additional liquidity of EUR82.9 million comprising of EUR63.9 million equivalent of capacity on a committed Supplemental Liquidity Facility (USD75.0 million funded by certain selling shareholders), EUR18.2 million of uncommitted local credit lines and RCF availability of EUR0.8 million.

Global Blue’s trade payables decreased from EUR237.3 million as of March 31, 2020 to EUR147.5 million as of March 31, 2021. Of the remaining March 31, 2021 balance, EUR48.2 million represents payables to merchants for revenue shares generally subject to those merchants having settled their respective outstanding VAT receivables or representing a credit for merchants to buy Global Blue’s marketing and BI services. In addition, EUR77.1 million represents a payable related to unsuccessful refunds (i.e., payments to international shoppers that have not been completed successfully and thus the amounts remain unclaimed). As a result of this payable having been accumulated over multiple years and based on past experience, Global Blue does not expect its unsuccessful refunds balance to fluctuate in the coming 12 months in a manner that would be material to its overall liquidity position.
Global Blue’s trade receivables decreased from EUR141.3 million as of March 31, 2020 to EUR31.3 million as of March 31, 2021, mainly from collection of VAT receivables from merchants. In the initial months following travel disruptions such as the ongoing COVID-19 pandemic, Global Blue generates cash from collecting near-term VAT receivables from merchants and tax authorities for the full VAT associated with earlier refunded TFS transactions. The Company believes that its cash and cash equivalents, the Supplemental Liquidity Facility and our local credit lines will be sufficient to meet liquidity needs and fund necessary capital expenditure for at least the next 12 months from the date of these financial statements. Given the near-term impacts of the COVID-19 pandemic, and that the exact timing of the revenue recovery to pre-COVID-19 levels are based on the uncertainties of the pandemic and related macro effects as opposed to company-specific factors, Global Blue considered a range of potential recovery scenarios in formulating this view.
In scenarios wherein the low volume environment persists, Global Blue took into account its current run-rate monthly cash expenditure of approximately EUR10.8 million (Fixed Adjusted Operating Expenses EUR6.2 million, Capital Expenditures EUR1.8 million, Lease payments EUR1.3 million and Interest EUR1.5 million), as well as the fact that while certain short-term cost savings initiatives are associated with government schemes that have started to expire or will expire over the coming months (unless they are extended), management’s permanent cost-savings will partially offset the expiration of these schemes and therefore keep the monthly expenditures materially below the EUR19.7 million pre-COVID-19 level.